EXHIBIT 10-1

                                SECURED TERM NOTE
                                -----------------


$250,000.00                                             April 10, 1997
                                                 Boston, Massachusetts


     For value received, ASA International Ltd., a Delaware corporation, with a principal place of business at 10 Speen Street, Framingham, Massachusetts, 01701 (the "Borrower"), promises to pay to Economic Stabilization Trust with a principal place of business at The Schrafft Center, 529 Main Street, Suite 400, Boston, Massachusetts 02129 (the "Lender") or order, at said place of business or at such other place as the holder hereof may designate, the principal sum of Two Hundred Fifty Thousand ($250,000) Dollars in lawful money of the United States of America without setoff, deduction or counterclaim.

     Payments under this Note shall be made as follows:

     (1) Commencing June 1, 1997 continuing on the first day of each calendar month thereafter until the Maturity Date, the Borrower shall make monthly payments of interest on the aggregate principal balance outstanding hereunder at the Prime Rate plus three one-half (3.5%) percent per annum. Interest shall be calculated on the basis of actual days elapsed on a 365-day year and shall be payable monthly in arrears.

     (2) Commencing November 1, 1997, and continuing on the first day of each calendar month thereafter until April 1, 2000, the Borrower shall make twenty-nine (29) consecutive monthly payments of principal, each in the amount of Eight Thousand Three Hundred Thirty Three and 33/00 ($8,333.33) Dollars.

     (3) On May 1, 2000 (the "Maturity Date"), the Borrower shall make one final payment of all outstanding principal and interest, as well as any unpaid costs and expenses incurred in connection with the collection of this Note.

     "Prime Rate" shall mean the rate as publicly announced by The First National Bank of Boston from time to time as its Prime Rate, or, as the case may be, the base, reference or other rate then designated by The First National Bank of Boston for general commercial loan reference purposes, it being understood that such a rate is a reference rate, not necessarily the lowest, established from time to time which serves as the basis upon which effective interest rates are calculated for loans making reference thereto. The effective interest rate applicable to the Borrower's loan shall be adjusted on the first day of each calendar quarter. If such rate is not available, then Lender shall elect another comparable measure of such interest rate.

     Any payments received by the Lender on account of this Note prior to acceleration shall be applied first, to any costs, expenses, or charges then owed to the Lender by the Borrower, second, to accrued and unpaid interest, and third, to the unpaid principal balance hereof. Any payments so received after acceleration shall be applied in such manner as the Lender may determine.

     At the option of the holder, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any events of default as defined in that certain Loan and Security Agreement of even date between Borrower and Lender (the "Loan Agreement").

     The Borrower agrees to pay all of Lender's expenses incurred in connection with enforcing or seeking payment on this Note and realizing on the collateral for this Note including all costs of collection, and reasonable fees of attorneys. Prior to acceleration of the amounts due under this Note, the Borrower shall also pay to the Lender a late charge in the amount of Twenty-Five ($25.00) Dollars for any payment due and unpaid five (5) days from the due date thereof. After an event of default or acceleration of the amounts due under this Note, Borrower shall also pay to the Lender interest on the amounts not paid at a default rate per annum equal to the Prime Rate plus four (4%) percent per annum; provided, however, that in the event that Lender charges a default rate of interest after an event of default or acceleration hereunder, the Borrower shall not incur a late charge in addition thereto.

     The Borrower shall be entitled to prepay the entire outstanding balance of this Note in whole or in part, at any time during the term of this Note without penalty. Any such prepayment shall be credited first to costs, expenses or charges then owed by Borrower to Lender, second to the payment of accrued interest through the date of the prepayment, and then to unpaid installments in the inverse order of their maturity.

     The Borrower shall indemnify, defend and hold the Lender harmless against any claim brought or threatened against the Lender by the Borrower, or by any other persons (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Lender's relationship with the Borrower (each of which may be defended, compromised, settled or pursued by the Lender with counsel of the Lender's selection, but at the expense of the Borrower and any endorser or guarantor hereof), unless such claim has been determined by a court of competent jurisdiction to have arisen as a consequence of Lender's gross negligence or willful misconduct.

     Subject to the rights of secured creditors having a prior lien thereon, any and all deposits or other sums at any time credited by or due the Borrower from Lender or any of its banking or lending affiliates, or any lender acting as a participant under any loan arrangement between the Lender and the Borrower, any cash, securities, instruments or other property of the undersigned in the possession of Lender, or any of its banking or lending affiliates, or any lender acting as a participant under any loan arrangement between the Lender and the Borrower, whether for safekeeping or otherwise, or in transit to or from Lender or any of its banking lending affiliates or any such participant, or in the possession of any third party acting on Lender's behalf (regardless of the reason Lender had received same or whether Lender has conditionally released the same) shall at all times constitute security for all of the liabilities and obligations of the undersigned to Lender and may be applied or set off against such liabilities and obligations of the undersigned to Lender at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to Lender.

     The liabilities of the Borrower and any endorser or guarantor of this Note are joint and several; provided, however, the release by Lender or the Borrower or any one or more endorser or guarantor shall not release any other person obligated on account of this Note. Neither the Borrower nor any endorser or guarantor of this Note may seek contribution from any other person also obligated hereunder unless and until all liabilities, obligations, and indebtedness to Lender of the entity or person from whom contribution is sought have been satisfied in full.

     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest, and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     The Borrower and each endorser and guarantor hereof each authorizes the Lender to complete this Note if delivered incomplete in any respect and each acknowledges that the holder's record of all payments, interest, assessments, and related costs, charges and expenses relating to this Note shall, absent manifest error, be conclusive.

     The Borrower represents to Lender that the proceeds of this Note will not be used for personal, family or household purposes.

     This Note is delivered to the Lender at its offices in Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument. The Borrower submits to the jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to this Note, any collateral given to secure its liabilities, obligations, and indebtedness to the Lender, and its relationship with the Lender.


     THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE, THE OBLIGATIONS HEREUNDER, AND ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

Witness:                           BORROWER:
                                   ASA INTERNATIONAL LTD.

                                   By:  /s/ Terrence C. McCarthy
-----------------------------     --------------------------------
                                      Terrence C. McCarthy, Controller
                                        and Vice President